UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

NEXPOINT RESIDENTIAL TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36663	47-1881359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NXRT	New York Stock Exchange; NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 2, 2026, the Company held its Annual Meeting. All matters submitted for approval by the Company’s stockholders, as described in the Proxy Statement, were approved. The number of shares of common stock entitled to vote at the Annual Meeting was 25,491,439, representing the number of shares outstanding as of March 31, 2026, the record date for the Annual Meeting.

The results of each matter voted on were as follows:

1.	Election of directors. The following directors were elected for terms expiring at the 2027 annual meeting of stockholders:

	Votes For	Votes Withheld	Broker Non-Votes
James Dondero	19,646,012	1,080,788	2,668,032
Brian Mitts	20,260,066	466,734	2,668,032
Edward Constantino	19,719,480	1,007,320	2,668,032
Scott Kavanaugh	18,273,654	2,453,146	2,668,032
Arthur Laffer	19,675,387	1,051,413	2,668,032
Carol Swain	20,047,554	679,246	2,668,032
Catherine Wood	16,182,136	4,544,664	2,668,032

2.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,805,362	904,023	1,017,415	2,668,032

3.	Approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers. The frequency of every “one year” was approved.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
19,290,224	5,917	418,315	1,012,344	2,668,032

Consistent with the stockholder vote, the Company’s board of directors determined that the Company will hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis until the next stockholder vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

4.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2026. The appointment was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,109,719	262,595	22,518	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT RESIDENTIAL TRUST, INC.

By:	/s/ Paul Richards
Name: Paul Richards Title: Chief Financial Officer, Executive VP-Finance, Treasurer and Assistant Secretary

Date: June 2, 2026